SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
     ------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                not applicable
       ------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------

2)  Aggregate number of securities to which transaction applies:
------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------

4)  Proposed maximum aggregate value of transaction:
------------------------------------------------------------------

------------------------------------------------------------------
5)  Total fee paid:
------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
------------------------------------------------------------------

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

[LOGO]
114 West 11th Street
Kansas City, Missouri 64105-1804





                    KANSAS CITY SOUTHERN INDUSTRIES, INC.


                         NOTICE AND PROXY STATEMENT

                                   for

                     The Annual Meeting of Stockholders

                                 to be held

                               June 15, 2000


                          YOUR VOTE IS IMPORTANT!

        Please mark, date and sign the enclosed proxy card and promptly return it in the enclosed envelope.


Mailing of this Notice and Proxy Statement and the accompanying enclosed Proxy commenced on or about May 8, 2000.

                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            114 WEST 11TH STREET
                      KANSAS CITY, MISSOURI 64105-1804
                                MAY 8, 2000



TO OUR STOCKHOLDERS:


     You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., at the Kansas City Marriott Downtown Hotel, 200 West 12th Street, Kansas City, Missouri, at 10:00 a.m., on Thursday, June 15, 2000. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

     We urge you to read these proxy materials and the Annual Report which was previously mailed to you, and to participate in the Annual Meeting either in person or by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, IN THE ENVELOPE PROVIDED, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED.

                                    Sincerely,

                                    /s/ Landon H. Rowland

                                    Landon H. Rowland
                                    Chairman of the Board, President
                                    and Chief Executive Officer

                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            114 WEST 11TH STREET
                      KANSAS CITY, MISSOURI 64105-1804

                               ---------------
                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               ---------------

     The Annual Meeting of the Stockholders of Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), will be held at the Kansas City Marriott Downtown Hotel, 200 West 12th Street, Kansas City, Missouri, at 10:00 a.m. on Thursday, June 15, 2000, to consider and vote upon:

     (1)  Election of Two Directors;

     (2)  Ratification of the Board of Directors' Selection of
          PricewaterhouseCoopers LLP as KCSI's independent accountants for 2000; and

     (3) Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 28, 2000, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                              By Order of the Board of Directors,

                              /s/ Richard P. Bruening

                              Richard P. Bruening
                              Vice President, General Counsel
                              and Corporate Secretary

The date of this Notice is May 8, 2000.

     PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF REVOKED IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THIS NOTICE AND PROXY STATEMENT. PLEASE ALSO INDICATE ON YOUR PROXY CARD WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                     KANSAS CITY SOUTHERN INDUSTRIES, INC.
                             114 West 11th Street
                       Kansas City, Missouri 64105-1804
                               PROXY STATEMENT

                              TABLE OF CONTENTS


                                                                        Page
                                                                        ----

Information About the Annual Meeting                                      1

Voting                                                                    2

Principal Stockholders and Stock Owned Beneficially by Directors
     and Certain Executive Officers                                       5

Proposal 1 - Election of Two Directors                                    8

The Board of Directors                                                    9

Proposal 2 - Ratification of the Board of Directors' Selection of
     Independent Accountants                                             13

Management Compensation                                                  14

Stockholder Proposals                                                    30

Section 16(a) Beneficial Ownership Reporting Compliance                  31

Other Matters                                                            32

                     INFORMATION ABOUT THE ANNUAL MEETING

WHY WERE KCSI'S STOCKHOLDERS SENT THIS PROXY STATEMENT?

     Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), is mailing this Proxy Statement on or about May 8, 2000 to its stockholders of record on April 28, 2000 in connection with KCSI's Board of Directors' solicitation of proxies for use at the 2000 Annual Meeting of Stockholders and any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the Kansas City Marriott Downtown Hotel, 200 West 12th Street, Kansas City, Missouri, on Thursday, June 15, 2000 at 10:00 a.m. The Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement.

     KCSI will pay for the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees of KCSI may, either in person, by telephone or otherwise, also solicit proxy cards. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. Morrow & Co., Inc. has been retained to assist in the solicitation of proxies at a cost not expected to exceed $7,000 plus expenses. In addition, KCSI may reimburse brokerage firms and other persons representing beneficial owners of KCSI shares for their expenses in forwarding this Proxy Statement and other soliciting materials to the beneficial owners.

     Brokers, dealers, banks, voting trustees, other custodians and their nominees are asked to forward this Notice and Proxy Statement and the proxy card to the beneficial owners of KCSI's stock held of record by them. Upon request, KCSI will reimburse them for their reasonable expenses in completing the mailing of the materials to beneficial owners of our stock.

WHO MAY ATTEND THE ANNUAL MEETING?

     Only KCSI stockholders or their proxies and guests of KCSI may attend the Annual Meeting. Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from KCSI by contacting the office of the Corporate Secretary at KCSI's principal executive offices at 114 West 11th Street, Kansas City, Missouri 64105, (816) 983-1237. To provide KCSI sufficient time to arrange for reasonable assistance please submit all requests by June 8, 2000.

WHAT MATTERS WILL BE CONSIDERED AT THE ANNUAL MEETING?

     At the Annual Meeting, stockholders will consider and vote upon: (1) the election of two directors; (2) ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as KCSI's independent accountants for 2000; and (3) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters' rights of appraisal in connection with any of these matters. Each of these matters has been proposed by the Board of Directors, and none of them is related to or contingent upon the other or others.

                               VOTING

WHICH STOCKHOLDERS MAY VOTE AT THE ANNUAL MEETING?

     Only the holders of KCSI's common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $25.00 per share (the "Preferred Stock"), of record at the close of business on April 28, 2000 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, KCSI had outstanding 242,170 shares of Preferred Stock (which does not include 407,566 shares held in treasury) and 111,423,640 shares of Common Stock (which does not include 35,314,592 shares held in treasury) for a total of 111,665,810 shares eligible to be voted at the Annual Meeting.

     The Common Stock and Preferred Stock (collectively, the "Voting Stock") constitute KCSI's only voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters other than the election of directors. Stockholders may vote cumulatively for the election of directors. In other words, each stockholder has votes equal to the number of shares of Voting Stock held on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all votes for a single nominee or distribute the votes among the nominees as the stockholder chooses. This Proxy Statement solicits discretionary authority to vote cumulatively, and the accompanying form of proxy grants that authority.

HOW DOES KCSI DECIDE WHETHER ITS STOCKHOLDERS HAVE APPROVED ANY OF THE
PROPOSALS?

     In order for a proposal that is to be considered at the Annual Meeting to be approved (other than the election of directors), stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present (referred to as a quorum) and a majority of the quorum must be affirmatively voted for approval of that proposal. The shares of a stockholder who is present and entitled to vote at the Annual Meeting, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes the shares. The directors are elected by an affirmative vote of the plurality of shares of Voting Stock present at the Annual Meeting that are entitled to vote.

     Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors of KCSI in advance of the Annual Meeting. In determining whether a majority of shares have been affirmatively voted for a particular proposal, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and abstentions from voting are not considered to be votes affirmatively cast. Abstaining will, therefore, have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

WHAT IF A STOCKHOLDER HOLDS SHARES IN A BROKERAGE ACCOUNT?

     The Voting Stock is traded on the New York Stock Exchange, Inc. (the "NYSE"). Under the rules of the NYSE member stockbrokers who hold shares of Voting Stock in the broker's name for customers are required to get directions from the customers on how to vote their shares. NYSE rules also permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares.

     When a stockbroker does not vote, the stockbroker's abstention is referred to as a "broker non-vote" (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because, in most cases, some of the shares held in the broker's name have been voted on at least some proposals, and, therefore, all of those shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

HOW ARE A STOCKHOLDER'S SHARES VOTED IF THE STOCKHOLDER SUBMITS A PROXY CARD?

     Stockholders who return a properly executed proxy are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of the three directors of KCSI whose names are listed on the related proxy card. A stockholder wishing to name as his, her or its proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should Not be mailed directly to KCSI.

    The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing the proxy. If a properly executed and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote the shares FOR the election of the persons nominated by management for directorships, FOR ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as KCSI's independent accountants for 2000; and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting. The Proxy Committee reserves the right to vote such proxies cumulatively and for the election of less than all of the nominees for director, but does not intend to do so unless other persons are nominated and such a vote appears necessary to assure the election of the maximum number of management nominees.

MAY A STOCKHOLDER REVOKE HIS OR HER PROXY OR VOTING INSTRUCTION CARD?

     A stockholder who holds stock in his or her name may revoke a properly executed proxy with a later-dated, properly executed proxy or other written revocation delivered to the Corporate Secretary of KCSI at any time before the polls for the Annual Meeting are closed. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker's procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Attendance at the Annual Meeting will not have the effect of revoking a properly executed proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.

WHAT IF A STOCKHOLDER PARTICIPATES IN KCSI'S DIVIDEND REINVESTMENT PLAN?

     If a stockholder participates in KCSI's Dividend Reinvestment Plan (the "DRIP"), the proxy card will represent both the number of shares (including fractional shares) held on behalf of the stockholder in the DRIP on the record date and shares registered in the stockholder's name, if any.

HOW DO PARTICIPANTS IN KCSI'S, STILWELL FINANCIAL, INC.'S OR DST SYSTEMS, INC.'S EMPLOYEE STOCK OWNERSHIP PLANS VOTE?

     Participants in KCSI's, Stilwell Financial, Inc.'s and DST Systems, Inc.'s employee stock ownership plans ("ESOPs") are each provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the trustee of these ESOPs how to vote the shares of Common Stock held on behalf of the participant. The trustee is required under the trust agreements to vote the shares in accordance with the instructions indicated on the voting instruction card. If the voting instruction card is not returned, the trustee must vote those shares, as well as any unallocated shares, in the same proportions as the shares for which voting instruction cards were received from the plan participants. The voting instruction card should be returned to the trustee in the envelope provided AND SHOULD NOT BE RETURNED TO KCSI, STILWELL FINANCIAL, INC. ("STILWELL") OR DST SYSTEMS, INC. ("DST"). The mailing address of the trustee is UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, Attention:
Kansas City Southern Industries Employee Stock Ownership Plan (for KCSI participants), Attention: Stilwell Financial, Inc. Employee Stock Ownership Plan (for Stilwell participants), or Attention: DST Systems, Inc. Employee Stock Ownership Plan (for DST participants). ESOP participants who wish to revoke their voting instruction card must contact the trustee and follow its procedures.

ARE THE VOTES OF PARTICIPANTS IN THE ESOPS CONFIDENTIAL?

     Under the terms of the ESOP trust agreements, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants' free exercise of their voting rights.

             PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY
                 BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth information as of the Record Date concerning the beneficial ownership of KCSI's Common Stock by: (i) beneficial owners of more than five percent of any class of such stock that have publicly disclosed their ownership; (ii) the members of the Board of Directors and certain executive officers; and (iii) all KCSI officers and directors as a group. KCSI is not aware of any beneficial owner of more than five percent of the Preferred Stock. No officer or director of KCSI owns any equity securities of any subsidiary of KCSI. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. KCSI is not aware of any arrangement which would at a subsequent date result in a change of control of KCSI.
                                                                     PERCENT
                                                    COMMON             OF
NAME AND ADDRESS                                    STOCK (1)        CLASS(1)
-----------------------------------------------------------------------------

Amvescap, PLC and certain affiliates               9,164,600 (2)      8.23%

The TCW Group, Inc. and certain affiliates         8,994,994 (3)      8.07%

American Express Company and certain affiliates    6,858,952 (4)      6.16%

A. Edward Allinson                                    76,468 (1)(5)      *
  Director

Thomas H. Bailey                                      29,469 (5)         *
  Chairman of the Board, President
  and Chief Executive Officer of
  Janus Capital Corporation

Paul F. Balser                                        66,000 (1)         *
  Director

James E. Barnes                                       93,000 (1)(6)      *
  Director

Danny R. Carpenter                                   321,317 (1)(5)(6)   *
  Vice President - Finance

Michael G. Fitt                                       87,600 (1)(6)      *
  Director

Michael R. Haverty                                   988,675 (1)(5)(6)   *
  Director, Executive Vice President

James R. Jones                                        12,100 (1)         *
  Director

Joseph D. Monello                                    457,103 (1)(5)      *
  Vice President and
  Chief Financial Officer

Landon H. Rowland                                  3,473,173 (1)(5)   3.04%
  Chairman of the Board,
  President, Chief
  Executive Officer

Jose F. Serrano                                       42,000 (1)         *
  Director

Morton I. Sosland                                    161,511 (1)(6)      *
  Director

All Directors and Executive Officers               6,525,157 (1)(5)   5.59%
as a Group (16 Persons)
----------------------------------
*     Less than one percent of the outstanding shares.

(1) Percentage ownership is based on the number of shares outstanding as of the Record Date plus any Additional Shares (as defined below). The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted, the holders have sole voting and dispositive power over the shares. Under applicable law, shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on the Record Date or will become exercisable within 60 days of that date (the "Additional Shares") are considered beneficially owned. The Additional Shares included in the amounts shown above are as follows: Mr. Allinson, 70,400; Mr. Balser, 66,000; Mr. Barnes, 84,000; Mr. Carpenter, 294,818; Mr. Fitt, 78,000;
      Mr. Haverty, 944,053; Mr. Jones, 12,000; Mr. Monello, 395,000; Mr.
      Rowland, 2,732,645; Mr. Serrano, 42,000; Mr. Sosland, 6,000; and all directors and executive officers as a group, 5,278,948. Certain directors and executive officers disclaim beneficial ownership of 142,375 of these shares. The list of executive officers of KCSI is included in KCSI's Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

(2) Based upon information in Schedule 13G filed February 4, 2000. The address for Amvescap, PLC is 11 Devonshire Square, London EC2M 4YR, England.

(3) Based upon information in Schedule 13G filed February 14, 2000. The address for The TCW Group, Inc. is 865 South Figueroa Street, Los Angeles, California 90017.

(4) Based upon information in Schedule 13G filed February 8, 2000. The address for American Express Company is American Express Tower, 200 Vesey Street, New York, New York 10285.

(5) Under applicable law, shares that are held indirectly are also considered beneficially owned. The shares included in the amounts shown above are as follows: Mr. Allinson owns 2,400 shares in a Keogh Plan; Mr. Bailey owns 22,004 shares through the Stilwell ESOP; Mr. Carpenter owns 8,631 shares through the Stilwell ESOP and 2,836 shares held in a revocable trust of which he is the trustee; Mr. Haverty owns 3,686 shares through the KCSI ESOP; Mr. Monello owns 34,463 shares through the Stilwell ESOP; Mr. Rowland owns 61,845 and 480 shares through the Stilwell ESOP and KCSI's Profit Sharing Plan, respectively; and all directors and executive officers as a group own indirectly 359,749 shares.

(6) Directors and executive officers may also be deemed to own, beneficially, shares held in other capacities as follows: Mr. Barnes, 9,000 shares held jointly with his wife; Mr. Carpenter, 15,032 shares held by his wife in a revocable trust of which she is the trustee; Mr. Fitt, 9,600 shares held in trust; Mr. Haverty, 1,575 shares held by his children and 36,000 Additional Shares held by his children's trusts, as to which he disclaims beneficial ownership; and Mr. Sosland, 4,800 shares held in trust over which he has sole voting and dispositive power as trustee, 12,000 shares held by his wife and the following shares over which he has shared voting and/or dispositive power but as to which beneficial ownership is disclaimed: 36,000 shares held by certain companies of which he is a director, 46,000 shares held as co-trustee of certain testamentary trusts and 6,000 shares in a charitable foundation of which he is a director. Mr. Sosland disclaims beneficial ownership of all of these shares.

                     PROPOSAL 1 - ELECTION OF TWO DIRECTORS

     The Board of Directors of KCSI is divided into three classes. The members of each class serve staggered three-year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2003 or when their successors are elected and qualified.

     Two persons have been nominated by management for election as directors. Both of these nominees are presently directors of KCSI, both have indicated that they are willing and able to serve as directors if elected, and both have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion.

     KCSI's Bylaws provide that after January 18, 1990, no one who is 72 years old shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term. KCSI's Certificate of Incorporation and Bylaws do not have any other eligibility requirements for directors.

     As explained further under "How Does KCSI Decide Whether Its
Stockholders Have Approved any of the Proposals," Directors are elected by the affirmative vote of the plurality of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

NOMINEES FOR DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN
2003

MICHAEL G. FITT, age 68, has been a director of KCSI since 1986. Prior to retirement, he was Chairman and Chief Executive Officer of Employers Reinsurance Corporation, Overland Park, Kansas, from 1980 through 1992 and President of that company from 1979 through 1991. Employers Reinsurance Corporation, a subsidiary of General Electric Capital Services, Inc., is a reinsurance company. Mr. Fitt is also a director of DST Systems, Inc., Kansas City, Missouri.

MICHAEL R. HAVERTY, age 55, has been a director and Executive Vice President of KCSI and President and Chief Executive Officer of The Kansas City Southern Railway Company ("KCSR"), a subsidiary of KCSI, since 1995. He is also a director and Chairman of the Executive Committee of the Board of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., an affiliate of KCSI. Mr. Haverty previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was President and Chief Operating Officer of The Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991. Mr. Haverty is also a director of Midwest Grain Products, Inc., Atchison, Kansas.

                     YOUR BOARD RECOMMENDS THAT YOU VOTE
                                    "FOR"
                     THE ELECTION OF MANAGEMENT'S NOMINEES

                            THE BOARD OF DIRECTORS

     The Board of Directors met eight times in 1999. The Board meets regularly to review significant developments affecting KCSI and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. All directors attended at least seventy-five percent of those meetings of the Board in 1999 other than Mr. Serrano who attended four of the eight meetings.

DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2001

A. EDWARD ALLINSON, age 65, has been a director of KCSI since 1990. He has served as the Chief Executive Officer and Chairman of the Board of EquiServe LP ("EquiServe") since January 1, 2000. EquiServe provides stock transfer and related services to publicly listed corporations. Prior to joining EquiServe, Mr. Allinson was an Executive Vice President of State Street Bank and Trust Company, Chairman of the Board of Directors of Boston Financial Data Services, Inc. ("BFDS"), and Executive Vice President of State Street Corporation from March 1990 through December 1999. BFDS provides full service share owner accounting and recordkeeping services to mutual funds, selected services to certain retirement plans and certain securities transfer services. DST Systems, Inc., of which KCSI owns approximately 32 percent of the outstanding stock, owns 50% of BFDS. Mr. Allinson is also a director of DST Systems, Inc., Kansas City, Missouri.

PAUL F. BALSER, age 58, has been a director of KCSI since 1990. He has been a Managing Partner of Generation Partners, L.P., New York, New York, since August 1995. Generation Partners is an investment firm specializing in privately negotiated equity and venture capital investments. He was a Partner of Centre Partners, L.P., New York, New York, from September 1986 through July 1995, which also specialized in privately negotiated equity and venture capital investments. Mr. Balser is also a director of the Carbide/Graphite Group, Inc., Pittsburgh, Pennsylvania, and Scientific Games, Inc., Atlanta, Georgia, as well as a number of private companies. It is expected that Mr. Balser will become a director of Stilwell at the time of the separation of KCSI's Financial Services and Transportation segments (the "Separation") and not continue as a director of KCSI upon completion of the Separation.

JAMES R. JONES, age 60, has been a director of KCSI since November, 1997. He is Special Counsel to the firm of Manatt, Phelps & Phillips. He is also Chairman of Globe Ranger Corp. Mr. Jones was President of Warnaco Inc. International Division, 1997-98; U.S. Ambassador to Mexico, 1993-97; and Chairman and Chief Executive Officer of the American Stock Exchange, 1989-93. Mr. Jones served as a member of the U.S. Congress representing Oklahoma for 14 years. He was White House Special Assistant and Appointments Secretary to President Lyndon Johnson. Mr. Jones is also a director of Anheuser-Busch; Grupo Modelo S.A. de C.V.; San Luis Corporacion; TV Azteca; and Keyspan Energy Corporation.

LANDON H. ROWLAND, age 62, has been a director of KCSI since 1983. He has been President of KCSI since July 1983, Chief Executive Officer of KCSI since January 1987 and Chairman of the Board since May 1997. Mr. Rowland has been a director and President of Stilwell Financial, Inc., a wholly-owned subsidiary of KCSI, since May 1998. He has also served as Chairman of the Board and Chief Executive Officer of Stilwell Financial, Inc. since August 1999. Mr. Rowland is also a director of Janus Capital Corporation, Stilwell Management, Inc. and Nelson Money Managers PLC, each subsidiaries of KCSI, Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., an affiliate of KCSI, and Transportacion Maritima Mexicana, S.A. de C.V.

 DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2002

JAMES E. BARNES, age 66, has been a director of KCSI since 1986. Prior to retirement, he was Chairman of the Board, President and Chief Executive Officer of MAPCO Inc., Tulsa, Oklahoma. Mr. Barnes is also a director of SBC Communications Inc., San Antonio, Texas; BOK Financial Corporation, Tulsa, Oklahoma; and Parker Drilling Co., Tulsa, Oklahoma. It is expected that Mr. Barnes will become a director of Stilwell at the time of the Separation and not continue as a director of KCSI upon completion of the Separation.

JOSE F. SERRANO, age 59, has been a director of KCSI since 1996. He is Chairman and a director of Grupo Servia, S.A. de C.V. and Transportacion Maritima Mexicana, S.A. de C.V. ("TMM"). TMM and KCSI jointly own The Texas Mexican Railway Company through Mexrail, Inc. and Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. Mr. Serrano is also a director of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.

DIRECTOR RETIRING IN 2000

MORTON I. SOSLAND, age 74, has been a director of KCSI since 1976. He has been Chairman of the Sosland Companies, Inc. (the "Sosland Companies"), Kansas City, Missouri, since January 1993 and was President from July 1968 through December 1992. He has also served as Chairman of Sosland Publishing Company, Kansas City, Missouri, since 1984. The Sosland Companies are publishers and venture capital investors. Mr. Sosland is also a director of H & R Block, Inc., Kansas City, Missouri. Mr. Sosland's current term of office expires this year at the Annual Meeting of Stockholders and he is retiring from the KCSI Board of Directors according to the provisions of KCSI's Bylaws. If the Separation occurs prior to the Annual Meeting of Stockholders, it is expected that Mr. Sosland will become a director of Stilwell and will resign as a director of KCSI upon completion of the Separation.

COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------

     The Board of Directors has established an Executive Committee (which also nominates individuals to serve as directors of KCSI), an Audit Committee and a Compensation and Organization Committee. The members of the committees are elected at the Board's annual meeting immediately following KCSI's annual meeting of stockholders. During 1999, there were eleven meetings of the Executive Committee, four meetings of the Audit Committee, and five meetings of the Compensation and Organization Committee. All directors attended at least seventy-five percent of the total of all meetings of all committees on which they served during 1999.

THE EXECUTIVE COMMITTEE

     The Executive Committee consists of KCSI's Chairman of the Board and two outside directors elected by the Board to serve one-year terms. When the Board is not in session, the Executive Committee has all the powers of the Board for management of KCSI in all matters in which direction has not been specifically reserved by the full Board.

     The Executive Committee also serves as the Board's nominating committee and recommends to the Board suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board. The Chairman of the Board is a non-voting member with respect to nomination activities. As a part of its nominating duties, the Executive Committee may meet with and consider suggestions from Board members, management, consultants and others in formulating its recommendations. The Executive Committee generally will consider director nominees recommended by stockholders. Stockholders should see "Stockholder Proposals" and "Other Matters" below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCSI stockholders.

     The members of the Executive Committee are: James E. Barnes, Landon H. Rowland and Morton I. Sosland.

THE AUDIT COMMITTEE

     The Audit Committee consists of three outside directors elected by the Board of Directors to serve staggered three-year terms. The Audit Committee meets with and considers suggestions from members of management and KCSI's internal audit staff, as well as KCSI's independent accountants, concerning the financial operations of KCSI. The Audit Committee also reviews the audited financial statements of KCSI and considers and recommends the appointment of and approves fee arrangements with independent accountants for audit functions and for advisory and other consulting services.

     The members of the Audit Committee are: Paul F. Balser, Michael G. Fitt and James R. Jones.

THE COMPENSATION AND ORGANIZATION COMMITTEE

     The Compensation and Organization Committee (the "Compensation Committee") consists of at least three outside directors (as defined under applicable federal income tax and securities laws) elected by the Board to serve one-year terms. The Compensation Committee has the authority to: (a) authorize all salaries for certain KCSI and subsidiary company officers and supervisory employees; (b) administer the incentive compensation plans of KCSI and certain subsidiaries in accordance with the terms of those plans and determine any incentive allowances made to their officers and staff; (c) administer KCSI's Employee Stock Purchase Plan under which eligible employees of KCSI and its subsidiaries and certain affiliates are permitted to subscribe to and purchase shares of KCSI common stock through payroll deductions; (d) administer KCSI's Profit Sharing Plan, 401(k) Plan and Employee Stock Ownership Plan; (e) act as KCSI's stock option plan committee and administer KCSI's stock option plans, in accordance with KCSI's Bylaws, the terms of the plan and the applicable laws; and (f) initiate, review and approve the succession plans and major organizational changes.

     The members of the Compensation and Organization Committee are: A. Edward Allinson, James E. Barnes and Morton I. Sosland.

     The Committee's report on executive compensation is set forth in the section under "Management Compensation."

COMPENSATION OF DIRECTORS

     Directors who are officers or employees of KCSI or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. No fees were paid during 1999 to any director or officer of KCSI for service on any board of directors of any subsidiary of KCSI other than Janus Capital Corporation, which pays fees to Mr. Bailey. (Although Mr. Rowland serves as a director of Janus Capital Corporation, he does not accept any fees for such service.)

     The Outside Directors (those directors who are not employees of KCSI or its subsidiaries) are not paid any retainers for Board or committee membership. The Outside Directors are paid $4,000 for each Board meeting attended in person or $2,000 for telephone meetings. The Outside Directors are also paid $2,000 for each committee meeting attended in person or $1,000 for telephone meetings. The Chair of a committee receives an additional $500 for each committee meeting. The Outside Directors may also be granted awards, including among others, options to buy shares of KCSI Common Stock, pursuant to the 1991 Amended and Restated Stock Option and Performance Award Plan, as determined by the Committee (as defined in such plan).

     Directors of KCSI are permitted to defer receipt of directors' fees under an unfunded directors' deferred fee plan adopted by the Board of Directors, and either to receive interest on such fees until they have been paid to them or, in lieu of receiving interest, to have earnings on their deferred fees determined pursuant to a formula based on the performance of certain mutual funds advised by Janus Capital Corporation. The rate of interest to be paid under the KCSI plan is set at the prime rate of a certain national bank less one percent. Distributions under the plan are allowed in certain instances as approved by the Board of Directors. The KCSI deferred fee plan also allows the directors to elect to receive deferred amounts in installments payable over several years.

             PROPOSAL 2 - RATIFICATION OF THE BOARD OF DIRECTORS'
                     SELECTION OF INDEPENDENT ACCOUNTANTS

     The Audit Committee has recommended, and the Board of Directors has selected, the firm of PricewaterhouseCoopers LLP as KCSI's independent accountants to examine KCSI's 2000 consolidated financial statements. PricewaterhouseCoopers LLP served as KCSI's independent accountants for 1999. No relationship exists between KCSI and PricewaterhouseCoopers LLP other than that of independent accountant and client.

     KCSI seeks its stockholders' ratification of the Board of Directors' selection of KCSI's independent accountants even though KCSI is not legally required to do so. If KCSI's stockholders ratify the Board of Directors' selection, the Board of Directors nonetheless may, in their discretion, retain another independent accounting firm at any time during the year if the Board of Directors feels that such change would be in the best interest of
KCSI and its stockholders.   Alternatively, in the event that this proposal
is not approved by stockholders, the Audit Committee and the Board will re-evaluate their decision.

     One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders.

     As explained further under "How does KCSI Decide Whether its Stockholders Have Approved any of the Proposals," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

                    YOUR BOARD RECOMMENDS THAT YOU VOTE
                                   "FOR"
                   RATIFICATION OF THE BOARD OF DIRECTORS'
                   SELECTION OF PRICEWATERHOUSECOOPERS LLP

                             MANAGEMENT COMPENSATION

COMPENSATION AND ORGANIZATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
------------------------------------------------------------------------

INTRODUCTION

     The Board of Directors believes that increasing the value of KCSI to its stockholders is its most important objective. In support of this objective, the Board charges the Compensation and Organization Committee (the "Committee") with the responsibility of designing compensation packages for KCSI's executives that provide substantial incentives to increase stockholder value while enabling KCSI to attract and retain exceptionally qualified executives. The Board emphasizes its overall objective by also relating the outside directors' compensation to stockholder value through stock options.

     The Committee seeks to align the interests of KCSI executives with the Board's overall objective through a compensation strategy that emphasizes long-term stock ownership and closely links executive compensation with changes in stockholder value. In designing those compensation packages, the Committee believes KCSI's compensation packages should provide executives with market competitive base salaries and the opportunity to earn additional compensation if stockholders experience long-term increases in the value of their stock. The Committee also believes that KCSI's executives should maintain a significant equity interest in KCSI, but that executives should earn such interest only if KCSI's stockholders also experience an increase in the value of their investment.

     The Committee has implemented this strategy through compensation packages that:

*     Eliminate participation in any annual cash incentive program.

* Provide stock-based incentives through awards of stock options that require, for the recipient to receive any benefits, market price increases in KCSI's common stock.

*     Emphasize long-term stock ownership through:

          - An agreement with the Chief Executive Officer that a majority of the net after-tax value of any stock-based awards (less any shares used to pay any exercise price or satisfy tax withholding requirements) will be maintained in the form of KCSI stock while the executive remains employed by KCSI; and

          - The Committee's consideration of the retention of past KCSI stock-based awards in determining the levels of future stock-based grants.

The result is that a significant portion of these compensation packages is based upon at-risk components.

     The Committee has used this compensation strategy with all KCSI and KCSR executive officers who the Committee identifies as especially important to the long-term success of KCSI. KCSI had previously employed this strategy with these executives to cover a three-year period. In light of the contemplated Separation of the Financial Services and Transportation segments, however, at the end of 1998, the Committee approved the compensation packages for these executives for one year beginning in 1999 (other than Mr. Rowland as discussed below). For 2000 and following years, KCSI plans to implement new three-year compensation programs but has deferred action on such programs pending completion of such Separation. Upon completion of the Separation, it is expected that certain of these executives will continue as executives of Stilwell and not as officers or employees of KCSI.

     To assist the Committee with its responsibilities, the Committee utilizes the expertise of independent compensation consultants. In addition to advising the Committee, the compensation consultants provide the Committee with surveys of compensation practices of selected industries and companies. The compensation surveys used to determine competitive market pay range focused on general industrial companies (for executives in both transportation and financial services segments) having the same level of revenues as KCSI, publicly traded railroads (for executives in the transportation segment) and mutual fund and other financial services companies (for executives in the financial services segment). These compensation surveys include some of the companies comprising the Dow Jones Transportation Average (the peer group used in the stock performance graph below), as well as other companies in other industries. The Committee believes using a broader sample of companies better represents the market for executives. Where appropriate, compensation data from these surveys are adjusted through regression analysis to estimate compensation levels at companies similar in size to KCSI or its operating units. The next section of this report details the compensation program for these executives.

COMPENSATION PACKAGE COMPONENTS

     BASE SALARY. The Committee determines the level of base salaries for all of the executives for whom the Committee has responsibility based on competitive market practices as indicated in surveys utilized by the Committee, individual contribution and performance, level of responsibility, experience and KCSI's corporate performance. The Committee does not give any specific weighting to any of these factors.

     The Committee targets the 75th percentile of the observed competitive market practice in setting base salary levels. The Committee chooses such levels based on the fact such executives will not participate in any annual cash incentive plans and such executives have a higher risk (because of the use of the stock-based incentives) of not being compensated than they would if they had participated in the annual cash incentive program.

     STOCK COMPENSATION. The key component of the Committee's strategy is to make stock-based incentives a significant portion of the executives' total compensation package, primarily through stock options. By using primarily stock options, the Committee seeks to ensure that the executives will be compensated only if KCSI's stockholders also experience an increase in the value of their investment and that any such compensation is linked directly to such increases in KCSI's stock price.

     To determine how many options to grant in connection with the compensation packages, the Committee first considers each individual's targeted total compensation for the period in question using the compensation surveys mentioned above, including estimated potential earnings under KCSI's annual cash incentive compensation plan. Targeted total incentive compensation is approximately the total of the 75th percentile of the range of potential short-term incentives foregone plus median long-term incentive compensation shown in the observed market practices. These amounts are then adjusted by the Committee to take into account the individual's contribution and performance, level of responsibility, experience and KCSI's corporate performance. The Committee does not give any specific weighting to any of these factors. An option valuation model is utilized to calculate the risk-adjusted value of each stock option to determine the number of options to be awarded. Each executive's total option grant value is intended to cover the year or years to which the grant relates and to approximate the value of a competitive median long-term incentive opportunity plus the value of the foregone annual cash incentive opportunity.

     The compensation committee of the Board of Directors of Janus Capital Corporation ("Janus"), with the aid of an independent compensation consultant, sets Mr. Bailey's base salary and recommends incentive compensation for him. KCSI's Compensation and Organization Committee approves the incentive compensation.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Rowland's compensation package is based upon the same compensation strategy, and utilizes compensation surveys of the same types of companies, used by the Committee for the other executives of KCSI and KCSR discussed above. Mr. Rowland's 1997 Employment Agreement froze his annual base salary through January 1, 2000. In addition, Mr. Rowland was not entitled to participate in any KCSI annual cash incentive compensation plans for the years 1997, 1998 and 1999, but continued to participate in other benefit plans or programs of KCSI generally available to executive employees. As indicated above, no new compensation program for Mr. Rowland for 2000 and later years has yet been put in place.

     The Committee set Mr. Rowland's base salary in the upper quartile of the observed base salary ranges indicated in the surveys utilized. However, because Mr. Rowland did not participate in any annual cash incentive plans, his total cash compensation was below the median of such compensation indicated in the surveys. In establishing Mr. Rowland's base salary through December 31, 1999, the Committee considered the fact that his salary was frozen for three years and that Mr. Rowland would not participate in any annual cash incentives during that period in addition to the other factors indicated above considered for the other officers. The Committee did not give special weight to any of the factors considered.

     Additionally, consistent with the Committee's compensation strategy, Mr. Rowland was granted 153,000 performance stock options as part of his 1997-1999 compensation package (the number of options was subsequently adjusted as a result of the three-for-one split of the Company's common stock in September 1997). The number of such options was determined using the same methods used for the other executives of KCSI and KCSR discussed above. The performance stock options were structured differently from the options granted the other executives to reward Mr. Rowland only when KCSI's market value reached certain predetermined levels and remained at or above those levels for thirty consecutive trading days or if he remained employed with KCSI over a prescribed period. Each of these predetermined levels was established by assuming appreciation in the market price for KCSI Common Stock from the date of grant at a rate above the average historical return of the S&P 500 (see the footnotes to the Performance Graph below). The target stock prices established in the stock option grants for Mr. Rowland have been met. The grant was intended to cover the three-year period during which Mr. Rowland did not participate in any KCSI annual cash incentive compensation plan and was designed to result in total compensation between the median and 75th percentile of the range of total compensation indicated in the surveys.

     Consistent with the Committee's overall goal of maintaining Mr. Rowland's equity interest in KCSI, Mr. Rowland also agreed in his 1997-1999 employment agreement that while he is employed by KCSI he or members of his immediate family will retain ownership of at least a majority of the shares of the restricted stock awarded in connection with his previous employment agreement and shares of stock acquired upon exercise of stock options granted in connection with both his previous and current employment agreements (other than shares transferred to KCSI to pay the exercise price of stock options or used to satisfy withholding tax requirements in connection with such awards).

DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code generally limits the deduction by publicly held corporations for federal income tax purposes of compensation in excess of $1 million paid to any of the executive officers listed in the summary compensation table (the "Named Executive Officers") unless it is "performance-based."

     The Committee intends to qualify all compensation expense as deductible for federal income tax purposes. The compensation packages of the named officers (other than Mr. Bailey) include base salary and stock compensation, and the highest total base salary is within the $1 million limit. The stock compensation awarded to those officers and Mr. Bailey's incentive compensation package has the potential to result in total compensation in excess of the $1 million limit of Section 162(m). KCSI believes it has taken all steps necessary, including obtaining stockholder approval, so that any compensation expense that KCSI may incur as a result of awards under its stock option and incentive compensation plans qualifies as performance-based compensation for purposes of Section 162(m) so that any portion of this component of the executive compensation packages will be deductible for federal income tax purposes.

     The Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of the Company and its stockholders and which may be based on considerations in addition to tax deductibility.

The Compensation and Organization Committee.

     A. Edward Allinson
     James E. Barnes, Chairman
     Morton I. Sosland

STOCK PERFORMANCE GRAPH
-----------------------

     The following graph shows the changes in value over the five years ending December 31, 1999 of an assumed investment of $100 in: (i) KCSI's Common Stock; (ii) the stocks that comprise the Dow Jones Transportation Average Index(1); and (iii) the stocks that comprise the S&P 500 Index(2). The table following the graph shows the value of those investments as of December 31 of each of the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested at the end of each quarter during the fiscal year paid.

                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            RELATIVE MARKET PERFORMANCE
                              TOTAL RETURN 1995-1999



                        [PERFORMANCE GRAPH APPEARS HERE]











YEAR ENDED DECEMBER 31,        1994     1995    1996    1997    1998    1999
-----------------------------------------------------------------------------

KCSI Total Return              $100     $149    $148    $316    $491    $747

Dow Jones Transportation       $100     $139    $159    $236    $230    $220
Average Total Return

S&P 500 Index Total Return     $100     $138    $169    $226    $290    $351

-------------------------

(1) The Dow Jones Transportation Average is an index prepared by Dow Jones & Co., Inc., an independent company.

(2) The S&P 500 is an index prepared by Standard and Poor's Corporation, an independent company. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Standard and Poor's Corporation and the S&P 500 Index is available on the Internet at www.stockinfo.standardpoor.com.

SUMMARY COMPENSATION TABLE
--------------------------

     The Summary Compensation Table shows certain information concerning the compensation earned by the Chief Executive Officer of KCSI and certain of the most highly compensated executive officers for 1999 (based upon the total salary and bonus for 1999).


                                                          Long Term
                                                        Compensation
                          Annual Compensation              Awards
                    ---------------------------------   -------------

                                                Other                  All
Name                                            Annual   Securities   Other
And                                            Compen-   Underlying   Compen-
Principal                                      sation     Options/    sation
Position            Year   Salary($)  Bonus($)   ($)      SARs(#)      ($)
-----------------------------------------------------------------------------
Landon H. Rowland   1999   750,000     ---    46,067(1)     ---    105,490(1)
Chairman of the     1998   750,000     ---    53,877       6,138    26,632
Board, President    1997   750,000     ---    57,900        ---    114,801
and Chief
Executive Officer

Michael R. Haverty  1999   608,652     ---      ---        4,063    19,186(2)
Executive Vice      1998   500,204     ---      ---       88,259    16,000
President           1997   500,004     ---      ---         ---     87,500

Thomas H. Bailey    1999   900,000 1,000,000(3) ---         ---    121,128(3)
Chairman of the     1998   900,000   833,000    ---         ---    109,000
Board, President    1997   900,000   675,000    ---         ---     75,667
and Chief Executive
Officer of Janus
Capital Corporation

Joseph D. Monello   1999   600,000     ---      ---         ---     45,668(4)
Vice President and  1998   250,008     ---      ---       65,000    43,754
Chief Financial     1997   250,008     ---      ---         ---     62,640
Officer

Danny R. Carpenter  1999   330,000     ---      ---          980    17,815(5)
Vice President -    1998   190,008     ---      ---       31,481    16,000
Finance             1997   190,008     ---      ---         ---     43,751

--------------------

(1) Other Annual Compensation for Mr. Rowland includes premiums on disability and life insurance policy of $46,067. All other compensation for Mr. Rowland for 1999 is comprised of: (i) a contribution to his account under the Stilwell ESOP of $6,400; (ii) interest on deferred director's fees of $13,049; (iii) a contribution to his account under KCSI's 401(k) plan of $4,800; (iv) a contribution to his account under KCSI's profit sharing plan of $4,800; (v) premiums on group term life insurance of $4,941; and (vi) an amount paid out to him pursuant to the KCSI Executive Plan of $71,500. As of December 31, 1999, Mr. Rowland held no shares of restricted stock.

(2) All other compensation for Mr. Haverty for 1999 is comprised of: (i) a contribution to his account under the KCSI ESOP of $6,400; (ii) a contribution to his account under KCSI's 401(k) plan of $4,800; (iii) a contribution to his account under KCSI's profit sharing plan of $4,800; and (iv) premiums on group term life insurance of $3,186. As of December 31, 1999, Mr. Haverty held no shares of restricted stock.

(3) The bonus for Mr. Bailey for 1999 was under a performance based incentive compensation plan approved by stockholders in 1997. All other compensation for Mr. Bailey for 1999 is comprised of: (i) directors' fees in the amount of $31,000 and $65,333, paid to Mr. Bailey in his capacity as director of Janus Capital Corporation, and Janus Investment Fund and the Janus Aspen Series, respectively; (ii) a contribution to his account under the Stilwell ESOP of $6,400; (iii) a contribution to his account under KCSI's 401(k) plan of $4,800; and (iv) a contribution to his account under Janus' profit sharing plan of $4,800 and (v) premiums on group term life insurance of $8,795 paid by Janus Capital Corporation. As of December 31, 1999, Mr. Bailey held no shares of restricted stock.

(4) All other compensation for Mr. Monello for 1999 is comprised of: (i) a contribution to his account under the Stilwell ESOP of $6,400; (ii) a contribution to his account under KCSI's 401(k) plan of $4,800; (iii) a contribution to his account under KCSI's profit sharing plan of $4,800;
     (iv) premiums on group term life insurance of $1,917; and (v) an amount paid out to him pursuant to the KCSI Executive Plan of $27,751. As of December 31, 1999, Mr. Monello held no shares of restricted stock.

(5) All other compensation for Mr. Carpenter for 1999 is comprised of: (i) a contribution to his account under the Stilwell ESOP of $6,400; (ii) a contribution to his account under KCSI's 401(k) plan of $4,800; (iii) a contribution to his account under KCSI's profit sharing plan of $4,800; and (iv) premiums on group term life insurance of $1,815. As of December 31, 1999, Mr. Carpenter held no shares of restricted stock.

1999 OPTION/SAR GRANTS IN LAST FISCAL YEAR
------------------------------------------

                                                                   GRANT DATE
                       INDIVIDUAL GRANTS                              VALUE

  (a)                   (b)          (c)         (d)         (e)       (f)




                     NUMBER OF
                     SECURITIES  % OF TOTAL
                    UNDERLYING    OPTIONS/
                     OPTIONS/   SARS GRANTED   EXERCISE            GRANT DATE
                     SARS       TO EMPLOYEES   OR BASE               PRESENT
                    GRANTED      IN FISCAL      PRICE    EXPIRATION   VALUE
NAME                  (#)         YEAR(4)     ($/SH)(5)     DATE      $(6)
-----------------------------------------------------------------------------
Landon H. Rowland         0        N/A           N/A         N/A       N/A

Michael R. Haverty    4,063(1)      *           44.00      01/25/09  58,792

Thomas H. Bailey        100(2)      *           44.00      01/25/09   1,447

Joseph D. Monello         0        N/A           N/A         N/A       N/A

Danny R. Carpenter      980(3)      *           44.00      01/25/09  14,181

-----------------------------------
*Less than one percent of the total options granted.

(1) The options were granted on January 26, 1999 under KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan (the "1991 Plan") in connection with KCSI's Executive Plan. Under the Executive Plan, the participants may elect to receive their accumulated balance and annual benefit either in cash or in non-qualified stock options with an estimated value (using the Black-Scholes' valuation model) equal to 125 percent of the annual cash benefit. The options for 2,031 shares were immediately exercisable and the balance became exercisable on June 23, 1999. Limited stock appreciation rights ("LSAR's") were granted in tandem with these options. All of the LSAR's are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan). All the options expire at the end of ten years, subject to earlier termination as provided in the individual's option agreement. The options are subject to voluntary tax withholding rights.

(2) The options were granted under the 1991 Plan. These options were granted on January 26, 1999 and became exercisable upon January 26, 2000. LSAR's were granted in tandem with these options. All of the LSAR's are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991
     Plan). All the options expire at the end of ten years, subject to earlier termination as provided in the individual's option agreement. The options are subject to voluntary tax withholding rights.

(3) The options were granted under the 1991 Plan in connection with KCSI's Executive Plan. These options were granted on January 26, 1999 and were immediately exercisable. LSAR's were granted in tandem with these options. All of the LSAR's are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan). All the options expire at the end of ten years, subject to earlier termination as provided in the individual's option agreement. The options are subject to voluntary tax withholding rights.

(4)  Total options granted to eligible employees in 1999 were 490,716.

(5) Average of the high and low prices of the Common Stock on the date of grant as reported on the NYSE.

(6) Valuation determined using Black-Scholes' option pricing model with the following assumptions: market price of stock is equal to the exercise price of options; stock volatility (based on 3-year monthly data) 42.20%; annualized risk-free interest rate 4.6710%; option term (in years) 3; and stock's dividend yield 0.36%.

1999 AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES
-----------------------------------------------------------

     The following table sets forth information with respect to the aggregate option exercises during 1999 by the Named Executive Officers and the number and value of options held by such officers as of December 31, 1999 (the last trading day of the year).
-----------------------------------------------------------------------------
     (a)                (b)        (c)          (d)               (e)
                                             Number of
                                             Securities        Value of
                                             Underlying       Unexercised
                                             Unexercised      In-the-Money
                                           Options/SARs at    Options/SARs
                                               FY-End          at FY-End
                                                (#)               ($)

                      Shares
                     Acquired     Value      Exercisable/     Exercisable
                   On Exercise  Realized(1)  Unexercisable  Unexercisable(1)
Name                   (#)          ($)
-----------------------------------------------------------------------------

Landon H. Rowland       0           N/A       2,769,138/0    182,179,057/0
Michael R. Haverty      0           N/A         912,322(2)/   52,134,707(2)/
                                                65,000        1,950,000

Thomas H. Bailey        0           N/A         0/100         0/2,831

Joseph D. Monello       0           N/A         330,000/      18,773,136/
                                                65,000        1,950,000

Danny R. Carpenter      0           N/A         263,461/      15,060,840/
                                                30,000        900,000

-----------------------

(1) The dollar value in columns (c) and (e) is calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options on the date of exercise or December 31, 1999 (the last trading day of 1999), respectively, times the number of options exercised or held at year end.

(2) Includes options for 36,000 shares held by Mr. Haverty's children's trusts with a value of $2,143,500 as of December 31, 1999.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
-------------------------------------------------------------------------
ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS
------------------------------------------

EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

     As indicated above, KCSI has deferred action on new compensation programs with its Named Executive Officers (other than Mr. Bailey) pending the Separation of its Financial Services and Transportation segments. Upon such Separation, it is expected that certain of these Named Executive Officers, namely Messrs. Rowland, Carpenter and Monello will continue as executives of Stilwell and not as employees of KCSI, and Janus Capital Corporation, of which Mr. Bailey is the President and Chief Executive Officer, will no longer be a subsidiary of KCSI. Following the separation, KCSI will be engaged only in the transportation business and expects to enter into new three-year compensation programs with its executives, all of whom will be involved only with the transportation business. The following discussion describes employment agreements in effect in 1999 and which currently remain in effect until terminated or modified.

     MR. ROWLAND. KCSI entered into an Amended and Restated Employment Agreement with Mr. Rowland effective September 18, 1997, which provides for Mr. Rowland's continued employment as President and Chief Executive Officer of KCSI.

     The Employment Agreement provides that Mr. Rowland is to serve at the pleasure of KCSI's Board of Directors and does not contain a fixed term of employment. Pursuant to the Employment Agreement, Mr. Rowland receives a fixed annual base salary of $750,000, which was not to be increased prior to January 1, 2000 and is not to be reduced except by mutual agreement of KCSI and Mr. Rowland or except as part of a general salary reduction program applicable to all officers of KCSI. Mr. Rowland was not entitled to participate in any KCSI incentive compensation plan for the years 1997, 1998 and 1999, but continues to participate in other benefit plans or programs of KCSI generally available to executive employees and is provided with certain disability insurance coverage and life insurance payable to beneficiaries designated by him. Under the Employment Agreement the value of Mr. Rowland's annual compensation is fixed at $875,000 for purposes of cash compensation based benefit plans.

     The Employment Agreement provides for twenty-four (24) months of severance pay at an annual rate equal to Mr. Rowland's base salary and for certain health and life insurance benefits in the event of the termination of his employment without cause, other than in connection with a change in control of KCSI (as defined in the Employment Agreement), unless such benefits are provided by another employer. In the year in which termination occurs, Mr. Rowland shall remain eligible to receive benefits under the KCSI Incentive Compensation Plan, if any, and the KCSI Executive Plan. After termination, Mr. Rowland shall not be entitled to accrue or receive any benefits under any other employee benefit plan, except he will be entitled to participate in the KCSI Profit Sharing Plan, the KCSI Employee Stock Ownership Plan and the KCSI 401(k) Plan in the year of termination if he meets the requirements for participation in such termination year.

     As part of the Employment Agreement, Mr. Rowland has agreed not to use or disclose any KCSI trade secret (as defined in the Employment Agreement) after any termination of his employment and not to engage in, or manage, a business in competition with any business conducted by KCSI or its subsidiaries, in any country or jurisdiction in which KCSI or any of its subsidiaries conduct business, for a period of three years following Mr. Rowland's resignation or termination of his employment for cause or due to his disability.

     During the period of his employment under the Employment Agreement, Mr. Rowland has agreed to retain ownership in himself or members of his immediate family of at least a majority of the number of shares of (i) KCSI Common Stock ("Restricted Stock") awarded to Mr. Rowland in connection with his previous employment agreement dated January 1, 1992 and (ii) shares of KCSI stock acquired upon exercise of stock options granted on or after December 12, 1991 (other than shares transferred to KCSI to pay the purchase price upon the exercise of stock options or used to satisfy tax withholding requirements).

     If there were a change in control of KCSI during the term of the Employment Agreement, Mr. Rowland's employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as defined in the Employment Agreement) at a rate not less than twelve times the highest monthly base salary paid or payable to him in the twelve months prior to any change in control. During such three-year period, Mr. Rowland would also be eligible to participate in all benefit plans made generally available to executives of his level or to the employees of KCSI generally, would be eligible to participate in any KCSI incentive compensation plan, and would be entitled to immediately exercise all outstanding stock options and receive a lump-sum cash payment equal to the fair market value of all non-vested options. If the amounts payable during this three-year period were discretionary, the benefits continued would not be less than the average annual amount for the three years prior to the change in control, and incentive compensation would not be less than 75% of the maximum amount which could have been paid to Mr. Rowland under the terms of the incentive compensation plan. With respect to unfunded employer obligations under the benefit plans, Mr. Rowland would be entitled to a discounted cash payment of amounts to which he is entitled. Mr. Rowland's employment may be terminated after the control change date, but where it were other than "for cause" (as defined in the Employment Agreement) he would be entitled to payment of his base salary through termination plus a discounted cash severance payment equal to 175 percent of three times his annual base salary and continuation or payment of benefits for a three-year period at levels in effect on the control change date. Mr. Rowland is also permitted to resign employment after a change in control upon "good reason" (as defined in the Employment Agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated by KCSI. Mr. Rowland's Employment Agreement also provides for payments to him necessary to relieve him of certain adverse federal income tax consequences if amounts received under the Agreement would be determined to involve "parachute payments" under Section 4999 of the Internal Revenue Code. In addition, upon a change in control of KCSI, funds are to be placed in trust to secure the obligations to pay any legal expenses of Mr. Rowland in connection with disputes arising with respect to the Employment Agreement.

     MESSRS. CARPENTER, HAVERTY AND MONELLO. KCSI entered into Amended and Restated Employment Agreements with Messrs. Carpenter and Monello effective January 1, 1999. In addition, KCSI and KCSR entered into an Amended and Restated Employment Agreement with Mr. Haverty also effective January 1, 1999. These Employment Agreements provide, respectively, for Mr. Carpenter's continued employment as Vice-President-Finance, Mr. Haverty's continued employment as President and Chief Executive Officer of KCSR and Mr. Monello's continued employment as Vice President & Chief Financial Officer of KCSI. KCSI also agreed to continue to cause Mr. Haverty to be elected and retained as Executive Vice President of KCSI and Director of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director of KCSI. The Employment Agreements are subject to termination under certain circumstances.

     Pursuant to his Employment Agreement, Mr. Haverty receives as compensation for his services an annual base salary at the rate approved by the Compensation Committee, which was set at $600,000 for 1999. Such salary shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR.
Mr. Haverty was not entitled to participate in any KCSI or KCSR incentive compensation plans for 1999, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCSR. The Employment Agreement provides that the value of Mr. Haverty's annual compensation is fixed at 167.67 percent of base salary for purposes of cash compensation based benefit plans.

     Pursuant to their Employment Agreements, Messrs. Carpenter and Monello receive as compensation for their services an annual base salary at the rate approved by the Compensation Committee, which was set at $330,000 and $600,000, respectively, for 1999. Such salary shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSI applicable to all officers of KCSI. Under the Employment Agreements, neither Mr. Carpenter nor Mr. Monello was entitled to participate in any KCSI incentive compensation plan for 1999, but both are eligible to participate in other benefit plans or programs generally available to executive employees of KCSI. The Employment Agreements provide that the value of Messrs. Carpenter's and Monello's annual compensation is fixed at 175 and 167 percent, respectively, of their annual base salaries for purposes of cash compensation benefit plans.

     In the event of termination without cause by KCSI, Messrs. Carpenter, Haverty and Monello would be entitled to twelve months of severance pay at an annual rate equal to their base salary and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits unless such benefits are provided by another employer. In the year in which termination occurs, Messrs. Carpenter, Haverty and Monello would remain eligible to receive benefits under the KCSI Incentive Compensation Plan, if any, and the KCSI Executive Plan. After termination, the officers would not be entitled to accrue or receive benefits under any other employee benefit plan, except the officers would be entitled to participate in the KCSI Profit Sharing Plan, The KCSI Employee Stock Ownership Plan and the KCSI 401(k) Plan in the year of termination if such officer were to meet the requirements for participation in such termination year.

     As part of the Employment Agreement, Messrs. Carpenter, Haverty and Monello have agreed not to use or disclose any KCSI trade secret (as defined in the Employment Agreements) after any termination of their employment and shall, immediately upon termination of employment, return to KCSI or its subsidiaries or affiliates any trade secrets in their possession which exist in tangible form.

     If there were a change in control of KCSI (as defined in the Employment Agreements) during the term of the Employment Agreements, the officers' employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in the Employment Agreements). During the three-year period, salary would be paid at a rate not less than twelve times the highest monthly base salary paid or payable to the officers by KCSI in the twelve months immediately prior to any change in control. During the three-year period, the officers also would be eligible to participate in all benefit plans made generally available to executives of their level or to the employees of KCSI generally, would be eligible to participate in any KCSI incentive compensation plan and would be entitled to immediately exercise all outstanding stock options and receive a lump-sum cash payment equal to the fair market value of all non-vested options. If the amounts payable during this three-year period were discretionary, the benefits continued would not be less than the average annual amount for the three years prior to the change in control and incentive compensation would not be less than 75% of the maximum amount which could have been paid to the officers under the terms of the incentive compensation plan. With respect to unfunded employer obligations under benefit plans, the officers would be entitled to a discounted cash payment of amounts to which they would be entitled. The officers' employment may be terminated after the control change date, but where it were other than "for cause" (as defined in the Employment Agreements) they would be entitled to payment of their base salary through termination plus a discounted cash severance payment equal to 175 percent for Mr. Carpenter and 167 percent for Messrs. Haverty and Monello of three times their annual base salaries, continuation or payment of benefits for a three-year period at levels in effect on the control change date and certain health, prescription and dental benefits for the remainder of their lives unless such benefits are otherwise provided by a subsequent employer. The officers are also permitted to resign employment after a change in control upon "good reason" (as that term is defined in the Employment Agreements) and advance written notice, and to receive the same payments and benefits as if their employment had been terminated. The Employment Agreements also provide for payments to such officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the Agreements were determined to involve "parachute payments" under Section 4999 of the Internal Revenue Code.

     MR. BAILEY. Mr. Bailey has the right under an agreement to require KCSI to purchase his shares of stock of Janus Capital Corporation at a per share price equal to fifteen times the defined after-tax earnings per share of Janus Capital Corporation for the year ended immediately prior to the date of notice, or, a price per share equal to fifteen times the after-tax earnings per share of Janus Capital Corporation for the year ended December 31, 1987, whichever is greater. Under that agreement, Mr. Bailey is also entitled upon a termination of his employment within one year of a defined change in ownership of KCSI to receive a payment equal to his prior year's current and deferred compensation. An assignment of that agreement to Stilwell will become effective upon approval by the KCSI Board of Directors of the distribution of Stilwell common stock to KCSI shareholders and the fixing of a record date and distribution date by the Board of Directors. KCSI will remain obligated under such agreement in the event Stilwell fails to perform any obligation thereunder; however, Stilwell has agreed to indemnify KCSI with respect to all matters arising out of or relating to such agreement. Upon the effective date of the assignment of such agreement, the change in ownership provision discussed above will refer to a change in ownership of Stilwell.

INDEMNIFICATION AGREEMENTS

     In 1987 and at subsequent times, KCSI entered into Indemnification Agreements with its officers and, as approved by KCSI's stockholders at the 1987 Annual Meeting, its directors. Such agreements are intended to supplement KCSI's officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCSI's Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCSI. The Indemnification Agreements provide for prompt indemnification "to the fullest extent permitted by law" and for the prompt advancement of expenses, including attorney's fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer is a witness or other participant, or to which the director or officer is a party, by reason (in whole or in part) of service in certain capacities. Under the Agreements, KCSI's determinations of indemnity are made by a committee of disinterested directors unless a change in control of KCSI has occurred, in which case the KCSI determination is made by special independent counsel. The Agreements also provide a mechanism to seek court relief if indemnification or expense advances were denied or not received within periods provided in the Agreement. Indemnification and advancement of expenses would also be provided with respect to a court proceeding initiated for a determination of rights under the agreement or of certain other matters. KCSI has entered into such Indemnification Agreements with all current directors and officers of KCSI.

CHANGE IN CONTROL ARRANGEMENTS

     KCSI has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (the "Beneficiaries") under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCSI and, following a change in control of KCSI (as defined by the trust), in the event that KCSI fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary's trust account sufficient to discharge KCSI's obligation as such amounts become due and payable. Most of the trusts require KCSI to be solvent, as a condition to making distributions, and certain trusts allow distributions upon the Board of Directors' approval prior to a change in control. Trusts have been instituted with respect to the employment continuation commitments under the KCSI Employment Agreements, the Executive Plan, the Directors' Deferred Fee Plan, the Indemnification Agreements, Stock Option Plans, and KCSI's charitable contribution commitments in addition to certain other agreements, commitments and arrangements. The trusts are revocable until a change in control of KCSI and will terminate automatically if no such change in control occurs prior to December 31, 2000.

     KCSR has established similar trusts relating to its employment continuation commitments under the Employment Agreements, Directors' Deferred Fee Plans and incentive compensation arrangements, in addition to certain other agreements, commitments and arrangements. KCSR also established a similar trust with respect to its participation in the Executive Plan. As with the KCSI trusts, distributions under the KCSR trust are tied to failures by the respective companies to honor their obligations to their respective Beneficiaries following a change in control of KCSI.

OTHER COMPENSATORY PLANS
------------------------

     KCSI and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the Summary Compensation Table become vested as a result of (a) their retirement from or termination of employment with KCSI or (b) a change in control of KCSI, where the value of the unvested portion of the account was more than $100,000 on December 31, 1999.

THE EMPLOYEE STOCK OWNERSHIP PLAN

     The Employee Stock Ownership Plan (the "ESOP") is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the "Code"), for purposes of investing primarily in shares of KCSI Common Stock. Employees of KCSI and certain of its subsidiaries, including Janus Capital Corporation, have participated historically in the KCSI ESOP. As of October 1, 1999, in anticipation of the Separation, the KCSI ESOP was divided between the KCSI ESOP and the Stilwell ESOP. Until the Separation, both ESOPs will hold only shares of KCSI Common Stock and cash. Allocations of KCSI shares, if any, to participant accounts in the KCSI ESOP and the Stilwell ESOP with respect to any plan year are based upon each participant's proportionate share of the total eligible compensation paid during the plan year to all participants in the respective ESOP, subject to Code-prescribed maximum allocation limitations. As of the date of this Proxy Statement, all shares held by the KCSI ESOP and the Stilwell ESOP have been allocated to participants' accounts. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the KCSI ESOP or the Stilwell ESOP.

     A participant with less than five years of service is not vested in the respective ESOP's contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested at his or her retirement, death or disability or upon a change of control of the Company (as defined in each of the ESOPs). Distributions of benefits under the respective ESOPs may be made in connection with a participant's death, disability, retirement or other termination of employment. A participant in the KCSI ESOP or the Stilwell ESOP has the right to select whether payment of his or her benefit will take the form of cash, whole shares of KCSI stock or a combination thereof. In the event no election is made, the payment shall be made in KCSI stock. A participant may further opt to receive payment in a lump sum, in installments or in a combination thereof.

1991 AMENDED AND RESTATED STOCK OPTION AND PERFORMANCE AWARD PLAN

     Under the provisions of the 1991 Plan and subject to the terms of the pertinent Award agreement, the retirement, death or disability (as such terms are defined in the 1991 Plan) of a Grantee of an Award or a change of control of KCSI (as defined in the 1991 Plan) may accelerate the exercisability of an Award as follows. Upon the death or disability of a Grantee of an Award under the 1991 Plan, the unexercisable options become exercisable and the Grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or 12 months. Upon the retirement of a Grantee of an Award under the 1991 Plan, the unexercisable options become exercisable and the Grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or five years from the date of retirement. Upon a change of control of KCSI (as defined in the 1991 Plan), the unexercisable options become immediately exercisable. LSAR's are granted in tandem with options. All of the LSAR's are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION
---------------------------------------------

     During 1999, KCSI retained the law firm of Manatt, Phelps & Phillips to provide legal services in connection with its transportation operations in Mexico. Mr. Jones, a director of KCSI, acts as Special Counsel to Manatt, Phelps & Phillips and receives a salary from such law firm for his services as Special Counsel. The fees paid by KCSI to such law firm did not exceed 5% of the law firm's gross revenues for that firm's last full fiscal year.

                         STOCKHOLDER PROPOSALS

     To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

     If a holder of KCSI Common Stock wishes to present a proposal for inclusion in KCSI's Proxy Statement for next year's annual meeting of stockholders, such proposal must be received by KCSI on or before November 26, 2000. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof as well as KCSI's Bylaws. Any such proposal should be sent to the Corporate Secretary of KCSI at 114 West 11th Street, Kansas City, Missouri 64105-1804.

     As described below, in order for a stockholder proposal that is not included in KCSI's Proxy Statement for next year's annual meeting of stockholders to be properly brought before the meeting, such proposal must be delivered to the Corporate Secretary and received at KCSI's executive offices no earlier than January 31, 2001 and no later than March 17, 2001 (assuming a meeting date of May 1, 2001) and such proposal must also comply with the procedures outlined below, which are set forth in KCSI's Bylaws. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

DIRECTOR NOMINATIONS
--------------------

     With respect to stockholder nominations of candidates for KCSI's Board of Directors, KCSI's Bylaws provide that not less than 45 days nor more than 90 days prior to the date of any meeting of the stockholders at which directors are to be elected (the "Election Meeting") any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Stockholder's Notice") to the Secretary of KCSI setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of KCSI that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held; provided, however, that in the event that the Election Meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the Election Meeting is given or made to stockholders, to be timely, the Stockholder's Notice must be so delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The Stockholder's Notice shall include a signed consent of each such nominee to serve as a director of KCSI, if elected.
KCSI may require any proposed nominee or stockholder proposing a nominee to furnish such other information as may reasonably be required by KCSI to determine the eligibility of such proposed nominee to serve as a director of KCSI or to properly complete any proxy or information statement used for the solicitation of proxies in connection with such Election Meeting.

MATTERS OTHER THAN DIRECTOR NOMINATIONS
---------------------------------------

     In addition to any other applicable requirements, for a proposal to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of KCSI. To be timely, such a stockholder's notice must be delivered to or mailed and received at the principal executive offices of KCSI, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCSI's directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of KCSI's Common Stock or Preferred Stock (collectively "Reporting Persons"), to file reports of their ownership of such stock, and the changes therein, with the Securities and Exchange Commission, the New York Stock Exchange and KCSI (the "Section 16 Reports"). Based solely on a review of the Section 16 reports for 1999 and any amendments thereto furnished to KCSI and written representations from certain of the Reporting Persons, all Section 16 Reports were timely filed by the Reporting Persons.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. KCSI's Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice thereof to the Secretary of KCSI, not more than 90 and no less than 45 days before an Annual Meeting held on the date specified in KCSI's Bylaws and provide certain additional information; provided, however, that in the event the Annual Meeting is to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, such notice must be delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, which first occurs. As of the date of this Proxy Statement, no such notice has been received. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

     Notwithstanding anything to the contrary set forth in any of KCSI's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Organization Committee Report on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

                                          By Order of the Board of Directors

                                          /s/ Richard P. Bruening

                                          Richard P. Bruening
                                          Vice President, General Counsel
                                          and Corporate Secretary
Kansas City, Missouri
May 8, 2000

     KCSI's Annual Report includes KCSI's Annual Report on Form 10-K for the year ended December 31, 1999 (without exhibits) as filed with the Securities and Exchange Commission (the "SEC"). KCSI will furnish without charge upon written request a copy of KCSI's Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. KCSI will furnish copies of such exhibits upon written request therefor and payment of KCSI's reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Voting Stock entitled to vote at the Annual Meeting. Such written request should be directed to the Corporate Secretary of KCSI, 114 West 11th Street, Kansas City, Missouri 64105-1804. The Annual Report on Form 10-K for the year ended December 31, 1999 with exhibits, as well as other filings by KCSI with the SEC, are also available through the SEC's Internet site at www.sec.gov.

                                   APPENDIX A

                            GRAPHIC AND IMAGE MATERIAL
                                       IN
                                  PROXY STATEMENT

     In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the KCSI proxy statement.

PHOTOGRAPHS OF EACH DIRECTOR
----------------------------

     The proxy statement includes photographs of each director. A photograph of a director is placed in the proxy statement next to the discussion of the director's principal occupations in the section entitled "PROPOSAL (1) - ELECTION OF TWO DIRECTORS" and "THE BOARD OF DIRECTORS."

STOCK PERFORMANCE GRAPH
-----------------------

     The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "STOCK PERFORMANCE GRAPH." Both the graph and the table will be included in the paper format definitive proxy mailed to KCSI's Stockholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

                                  APPENDIX B

                                FORM OF PROXIES

                     KANSAS CITY SOUTHERN INDUSTRIES, INC.
                             114 WEST 11TH STREET
                       KANSAS CITY, MISSOURI 64105-1804

                                  May 8, 2000


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., at the Kansas City Marriott Downtown Hotel, 200 West Twelfth Street, Kansas City, Missouri, at 10:00 a.m., on June 15, 2000. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

     We urge you to read these proxy materials and the Annual Report, and to participate in the meeting either in person or by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN PROMPTLY THE ATTACHED PROXY CARD IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED.

                                      Sincerely,

                                      /s/ Landon H. Rowland

                                      Landon H. Rowland
                                      Chairman of the Board, President and
                                      Chief Executive Officer


               PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
      (Date, sign and return promptly in the prepaid envelope enclosed)

                                  (TEAR HERE)

                KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY

     This proxy confers discretionary authority as described and may be revoked in the manner described in the Proxy Statement dated May 8, 2000, receipt of which is hereby acknowledged.

Signature                                       Date             , 2000
          --------------------------------           ------------

Signature                                       Date             , 2000
          --------------------------------           ------------

     Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:

     [  ]  WILL ATTEND               [  ]  WILL NOT ATTEND

                           (CONTINUED ON OTHER SIDE)

                 (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                (TEAR HERE)

KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Landon H. Rowland, James E. Barnes and Michael R. Haverty, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern Industries, Inc. entitled to be voted by the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on June 15, 2000, or any adjournment thereof as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE NOMINEES NAMED HEREON AND "FOR" PROPOSAL 2.

1.  Election of two directors.  Nominees:  Michael G. Fitt and Michael R.
    Haverty

    [  ]  FOR all nominees EXCEPT THOSE INDICATED BELOW:

    ------------------------------------------------------

    [  ]  WITHHOLD AUTHORITY to vote for all nominees.

    UNLESS AUTHORITY TO VOTE FOR ANY NOMINEE IS WITHHELD, AUTHORITY TO VOTE CUMULATIVELY FOR SUCH NOMINEE WILL BE DEEMED GRANTED, AND IF OTHER PERSONS ARE NOMINATED, THIS PROXY MAY BE VOTED FOR LESS THAN ALL THE NOMINEES NAMED ABOVE, IN THE PROXY HOLDERS' DISCRETION, TO ELECT THE MAXIMUM NUMBER OF MANAGEMENT NOMINEES.

2. Ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as KCSI's independent accountants for 2000.

    [  ]  FOR               [  ]  AGAINST        [  ]  ABSTAIN

                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            114 WEST 11TH STREET
                      KANSAS CITY, MISSOURI 64105-1804

                                May 8, 2000

Dear KCSI ESOP Participant:

     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCSI to be held on June 15, 2000, which instructs UMB Bank, N.A. as Trustee of the Employee Stock Ownership Plan of Kansas City Southern Industries, Inc. (the "KCSI ESOP") how to vote the shares of KCSI common stock allocated to your account in the KCSI ESOP.

     Please DO NOT DELIVER THIS CARD TO THE COMPANY, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                    Thank you,

                                    /s/ Richard P. Bruening

                                    Richard P. Bruening
                                    Vice President, General Counsel &
                                    Corporate Secretary


                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)

                                      (TEAR HERE)

         CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE
                  UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN OF
                      KANSAS CITY SOUTHERN INDUSTRIES, INC.

     Signature                                 Date           , 2000
              -----------------------------        -----------
              PLEASE SIGN EXACTLY AS NAME APPEARS.

                          (CONTINUED ON OTHER SIDE)

              (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                              (TEAR HERE)

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on June 15, 2000, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.  Election of two directors.  Nominees:  Michael G. Fitt and Michael R.
    Haverty

    [  ]  FOR all nominees EXCEPT THOSE INDICATED BELOW:

    ------------------------------------------------------

    [  ]  WITHHOLD AUTHORITY to vote for all nominees.

2. Ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as KCSI's independent accountants for 2000.

    [  ]  FOR               [  ]  AGAINST        [  ]  ABSTAIN

     IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            114 WEST 11TH STREET
                      KANSAS CITY, MISSOURI 64105-1804

                                May 8, 2000


Dear Stilwell ESOP Participant:

     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCSI to be held on June 15, 2000, which instructs UMB Bank, N.A. as Trustee of the Employee Stock Ownership Plan of Stilwell Financial, Inc. (the "Stilwell ESOP") how to vote the shares of KCSI common stock allocated to your account in the Stilwell ESOP.

     Please DO NOT DELIVER THIS CARD TO THE COMPANY, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                    Thank you,

                                    /s/ Richard P. Bruening

                                    Richard P. Bruening
                                    Vice President, General Counsel &
                                    Corporate Secretary


                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)

                                      (TEAR HERE)

         CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE
                  UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN OF
                          STILWELL FINANCIAL, INC.


     Signature                                 Date           , 2000
              -----------------------------        -----------
              PLEASE SIGN EXACTLY AS NAME APPEARS.

                          (CONTINUED ON OTHER SIDE)

              (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                              (TEAR HERE)

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on June 15, 2000, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.  Election of two directors.  Nominees:  Michael G. Fitt and Michael R.
    Haverty

    [  ]  FOR all nominees EXCEPT THOSE INDICATED BELOW:
    ------------------------------------------------------

    [  ]  WITHHOLD AUTHORITY to vote for all nominees.

2. Ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as KCSI's independent accountants for 2000.

    [  ]  FOR               [  ]  AGAINST        [  ]  ABSTAIN

IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            114 WEST 11TH STREET
                      KANSAS CITY, MISSOURI 64105-1804

                                May 8, 2000


Dear DST ESOP Participant:

     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCSI to be held on June 15, 2000, which instructs UMB Bank, N.A. as Trustee of the Employee Stock Ownership Plan of DST Systems, Inc. (the "DST ESOP") how to vote the shares of KCSI common stock allocated to your account in the DST ESOP.

     Please DO NOT DELIVER THIS CARD TO THE COMPANY, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                    Thank you,

                                    /s/ Richard P. Bruening

                                    Richard P. Bruening
                                    Vice President, General Counsel &
                                    Corporate Secretary


                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)

                                 (TEAR HERE)

         CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE
                  UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN OF
                              DST SYSTEMS, INC.


     Signature                                 Date           , 2000
              -----------------------------        -----------
              PLEASE SIGN EXACTLY AS NAME APPEARS.

                          (CONTINUED ON OTHER SIDE)

              (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                              (TEAR HERE)

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on June 15, 2000, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.  Election of two directors.  Nominees:  Michael G. Fitt and Michael R.
    Haverty

    [  ]  FOR all nominees EXCEPT THOSE INDICATED BELOW:
    ------------------------------------------------------

    [  ]  WITHHOLD AUTHORITY to vote for all nominees.

2. Ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as KCSI's independent accountants for 2000.

    [  ]  FOR               [  ]  AGAINST        [  ]  ABSTAIN

IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            114 WEST 11TH STREET
                      KANSAS CITY, MISSOURI 64105-1804

                                May 8, 2000

Dear KCSI Profit Sharing Plan Participant With Rollover Account Containing KCSI Shares:

     Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCSI to be held on June 15, 2000, which instructs UMB Bank, N.A. as Trustee of the KCSI Profit Sharing Plan, how to vote the shares of KCSI common stock allocated to your profit sharing plan account as a rollover contribution.

     Please DO NOT DELIVER THIS CARD TO THE COMPANY, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                    Thank you,

                                    /s/ Richard P. Bruening

                                    Richard P. Bruening
                                    Vice President, General Counsel &
                                    Corporate Secretary

             PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
    (Date, sign and return promptly in the prepaid envelope enclosed)

                                 (TEAR HERE)

           CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A.
       AS TRUSTEE UNDER THE KANSAS CITY SOUTHERN INDUSTRIES, INC.
                        PROFIT SHARING PLAN


    Signature                                 Date           , 2000
              -----------------------------        -----------
              PLEASE SIGN EXACTLY AS NAME APPEARS.

                          (CONTINUED ON OTHER SIDE)

              (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                              (TEAR HERE)

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on June 15, 2000, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.  Election of two directors.  Nominees:  Michael G. Fitt and Michael R.
    Haverty

    [  ]  FOR all nominees EXCEPT THOSE INDICATED BELOW:
    ------------------------------------------------------

    [  ]  WITHHOLD AUTHORITY to vote for all nominees.

2. Ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as KCSI's independent accountants for 2000.

    [  ]  FOR               [  ]  AGAINST        [  ]  ABSTAIN

IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.